Exhibit 99.1

     Community Capital Corporation Reports 20 Percent Increase in
     First Quarter Earnings and Announces Quarterly Cash Dividend

    GREENWOOD, S.C.--(BUSINESS WIRE)--April 20, 2005--Community Capital Corporation (AMEX: CYL) reports operating results for the three months ending March 31, 2005. Net income for the three months ended March 31, 2005 increased 20 percent to $1,533,000, or $0.39 per diluted share from $1,274,000, or $0.34 per diluted share for the same period in 2004.
    Return on average assets for the first quarter was 1.12 percent for 2005 compared to 1.15 percent for 2004. Return on average equity was 11.32 percent compared to 10.78 percent in 2004. Total assets increased 13 percent to $561,633,000 at March 31, 2005 from $499,157,000 as of March 31, 2004. Total loans increased $54,637,000 or 15 percent to $428,192,000 at March 31, 2005, compared to $373,555,000 at March 31, 2004. Total deposits increased $59,131,000 or 16 percent to $440,092,000 at March 31, 2005 from $380,961,000 at
March 31, 2004.
    The company also declared a quarterly cash dividend of $0.15 per share, which is payable by June 3, 2005 to shareholders of record as of May 20, 2005. Community Capital Corporation has a dividend reinvestment and additional stock purchase plan. Information on the plan may be obtained from Registrar and Transfer Company, the plan administrator, at 800-368-5948.
    Community Capital Corporation (AMEX: CYL) is the corporate parent of CapitalBank, which was formed January 2001 during a restructuring that consolidated the company's operations into a single subsidiary. CapitalBank operates 16 community-oriented branches throughout upstate South Carolina that offer a full array of banking services.
    Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's Annual Report on Form 10-K for the year ended December 31, 2004.


  INCOME STATEMENT DATA
  (Dollars in thousands, except per share data)

                                                   Three Months Ended
                                                         March 31
                                                     2005       2004
----------------------------------------------------------------------
                                                  (Unaudited)
----------------------------------------------------------------------
Interest income                                       7,088     5,612
----------------------------------------------------------------------
Interest expense                                      2,350     1,404
----------------------------------------------------------------------
Net interest income                                   4,738     4,208
----------------------------------------------------------------------
Provision for loan losses                               100       100
----------------------------------------------------------------------
Net int. income after provision                       4,638     4,108
----------------------------------------------------------------------
Non-interest income:
----------------------------------------------------------------------
     Service charges on deposit accounts                730       567
----------------------------------------------------------------------
     Residential mortgage origination fees              178       230
----------------------------------------------------------------------
     Commissions from sales of mutual funds              39        53
----------------------------------------------------------------------
     Income from fiduciary activities                   206       125
----------------------------------------------------------------------
     Gain on sales of securities available-for-
      sale                                               21         -
----------------------------------------------------------------------
     Other operating income                             322       221
----------------------------------------------------------------------
Non-interest expense:
----------------------------------------------------------------------
     Salaries and employee benefits                   2,327     2,081
----------------------------------------------------------------------
     Net occupancy expense                              246       292
----------------------------------------------------------------------
     Amortization of intangible assets                  131       103
----------------------------------------------------------------------
     Furniture and equipment expense                    231       144
----------------------------------------------------------------------
     Other operating expenses                         1,130     1,085
----------------------------------------------------------------------
Gain on sale of nonmarketable equity securities
----------------------------------------------------------------------
Income before taxes                                   2,069     1,599
----------------------------------------------------------------------
Income tax expense                                      536       325
----------------------------------------------------------------------
Net income                                            1,533     1,274
----------------------------------------------------------------------

----------------------------------------------------------------------
Primary earnings per share                            $0.40     $0.35
----------------------------------------------------------------------
Diluted earnings per share                            $0.39     $0.34
----------------------------------------------------------------------

----------------------------------------------------------------------
Average shares outstanding (fully diluted)        3,959,801 3,751,615
----------------------------------------------------------------------
Return on average assets                               1.12%     1.15%
----------------------------------------------------------------------
Return on average equity                              11.32%    10.78%
----------------------------------------------------------------------
Net interest income (fully tax equivalent)            4,738     5,747
----------------------------------------------------------------------
Net interest margin (fully tax equivalent)             3.90%     4.31%
----------------------------------------------------------------------
Efficiency ratio                                      64.03%    67.25%
----------------------------------------------------------------------


   BALANCE SHEET DATA
   (Dollars in thousands, except per share data)

                                                        March 31
                                                    2005        2004
----------------------------------------------------------------------
                                                (Unaudited)
----------------------------------------------------------------------
Total assets                                       561,633    499,157
----------------------------------------------------------------------
Investment securities                               77,780     76,054
----------------------------------------------------------------------
Loans                                              428,192    373,555
----------------------------------------------------------------------
Allowance for loan losses                            5,875      5,005
----------------------------------------------------------------------
Total intangible assets                             11,291     11,407
----------------------------------------------------------------------
Total deposits                                     440,092    380,961
----------------------------------------------------------------------
Other borrowings                                    62,349     59,901
----------------------------------------------------------------------
Shareholders' equity                                55,612     55,296
----------------------------------------------------------------------

----------------------------------------------------------------------
Book value per share                                $14.35     $14.20
----------------------------------------------------------------------
Equity to assets                                      9.90%     11.08%
----------------------------------------------------------------------
Loan to deposit ratio                                97.70%     98.06%
----------------------------------------------------------------------
Allowance for loan losses/loans                       1.37%      1.34%
----------------------------------------------------------------------

   Average Balances:                              Three Months Ended
                                                        March 31
                                                     2005       2004
----------------------------------------------------------------------
Average total assets                                556,111   443,694
----------------------------------------------------------------------
Average loans                                       428,967   340,819
----------------------------------------------------------------------
Average earning assets                              506,634   402,232
----------------------------------------------------------------------
Average deposits                                    415,965   335,689
----------------------------------------------------------------------
Average interest bearing deposits                   366,332   297,882
----------------------------------------------------------------------
Average non-interest bearing deposits                49,633    37,807
----------------------------------------------------------------------
Average other borrowings                             82,203    58,893
----------------------------------------------------------------------
Average shareholders' equity                         54,923    47,514
----------------------------------------------------------------------

----------------------------------------------------------------------
    Asset quality:
----------------------------------------------------------------------

----------------------------------------------------------------------
Non-performing loans                                  2,348     1,767
----------------------------------------------------------------------
Other real estate                                        43        93
----------------------------------------------------------------------
Loans past due 90+ days                                 128        12
----------------------------------------------------------------------
Net charge-offs                                          33       111
----------------------------------------------------------------------
Net charge-offs to average loans                       0.01%     0.03%
----------------------------------------------------------------------

    CONTACT: Community Capital Corporation
             R. Wesley Brewer, 864-941-8290
             wbrewer@capitalbanksc.com
             Lee Lee M. Lee, 864-941-8242
             llee@capitalbanksc.com
             www.comcapcorp.com